SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JANUARY 16, 2003

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK                                    1-4482
(State or Other Jurisdiction                    (Commission File
of Incorporation)                              Number)

50 MARCUS DRIVE, MELVILLE, NEW YORK
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (631) 847-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure

     On January 16, 2003, the Registrant issued a press release announcing the appointment of William E. Mitchell to the position of President and Chief Executive Officer, effective February 3, 2003. A copy of the press release is attached hereto as an Exhibit (99.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            ARROW ELECTRONICS, INC.

                                                            By:  /s/Peter S. Brown
                                                                 Name:  Peter S. Brown
                                                                 Title: Senior Vice President

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit        Description

99.1        Press release issued by Arrow Electronics, Inc., dated January 16, 2003, announcing the appointment of William E. Mitchell to the position of
            President and Chief Executive Officer, effective February 3, 2003.